Exhibit 99.1

COMPANY CONTACT:	AT FINANCIAL RELATIONS BOARD:
James Mead	Georganne Palffy	Tim Grace
Chief Financial Officer	General Information	Media Inquiries
(312) 658-5000	(312) 640-6768	(312) 640-6667

STRATEGIC HOTEL CAPITAL, INC. REPORTS FIRST QUARTER 2005

FINANCIAL RESULTS

Chicago, IL –May 10, 2005 – Strategic Hotel Capital, Inc. (NYSE: SLH) today reported results for the first quarter ended March 31, 2005.

Highlights

•	First quarter net income available to common shareholders of $6.8 million, or $0.22 per diluted share exceeds previous guidance.

•	Quarterly Adjusted EBITDA of $28.2 million exceeds previous guidance.

•	Quarterly FFO of $0.48 per fully converted share exceeds previous guidance.

•	Increase of 6.0 percent North American same store RevPAR, driven by a 3.6 percent increase in ADR and 2.3 percent increase in occupancy rate.

•	Increase of 6.3 percent in North American same store Total RevPAR, supplemented by a 6.5 percent increase in food and beverage revenue for the period.

•	Increase of 90 basis points during the quarter in North American same store EBITDA margins to 30.5 percent from 29.6 percent in the comparable period in 2004.

•	Executed a $100 million private placement of 8.5 percent cumulative redeemable preferred stock.

For the first quarter the company recorded net income available to common shareholders of $6.8 million or $0.22 per diluted share. Adjusted EBITDA for the quarter was $28.2 million and first quarter FFO was $19.3 million or $0.48 per share on a fully converted basis. “Fully converted” per share results represent funds from operations before minority interest adjustments, divided by the total number of shares and operating partnership units convertible into shares. The company’s reported FFO per fully converted share represents $0.10 per share above the previous guidance range for the first quarter. The increase in FFO per share above previous guidance was primarily due to strong operational performance ($0.08 per share), and net foreign exchange gains, interest expense savings and foreign tax benefits ($0.02 per share).

Due to the company’s restructuring at its IPO in June 2004, fiscal year and period-over-period comparisons are not representative of performance. “Same store” hotel comparisons are derived from the company’s portfolio at March 31, 2005, excluding the Ritz-Carlton Half Moon Bay, which was acquired in August 2004, and eliminating the effects of the Hyatt Regency New Orleans lease that was in existence prior to the IPO.

Laurence Geller, chief executive officer of Strategic Hotel Capital, commented, “Our strong quarterly performance, demonstrated by FFO per share, North American same-store RevPAR and Adjusted EBITDA all exceeding the high end of the range of our guidance, was a continuation of the solid operational results we saw in the fourth quarter. We are also pleased with our margin growth, as our ability to manage costs effectively coupled with rate strength allowed for greater flow-through. Having further expanded our portfolio with the acquisition of three outstanding properties since going public, we are also focused on planning and executing strategies to take advantage of our substantial internal growth opportunities. As we anticipate a continuation in the industry recovery and strong trends demonstrated within our portfolio, we are increasing our guidance for the year.”

Portfolio Update

For the North American hotels, same store RevPAR for the first quarter increased 6.0 percent over the prior period in 2004, to $129.24 from $121.95. North American same store Total RevPAR, which includes revenues from food and beverage and other sources in addition to rooms, increased 6.3 percent during the quarter, to $222.18, with a substantial contribution from stronger food and beverage revenue.

For the European hotels, same store RevPAR for the first quarter increased 9.4 percent over the first quarter of 2004, due to an 8.5 percent increase in ADR and 0.9 percent increase in occupancy rate. Operating results were positively impacted by foreign currency exchange rate fluctuations.

Balance Sheet and Capital Market Activity

During the quarter, the company issued $100 million of 8.5 percent cumulative redeemable preferred stock in a private placement transaction. The net proceeds were used to repay indebtedness and fund a portion of the acquisition of the InterContinental hotels in Miami and Chicago that closed on April 1, 2005. Strategic Hotel Capital also amended its bank credit agreement during the quarter, resulting in an 80 basis point reduction in the interest rate, to LIBOR plus 2.95 percent.

Quarterly Distribution

Strategic Hotel Capital’s board of directors previously declared a first quarter dividend of $0.22 per share of common stock, payable to shareholders of record as of the close of business Thursday, March 31, 2005. The dividend was paid on April 20, 2005.

Recent Events

As previously announced, the company closed on the acquisition of an 85 percent controlling interest in the InterContinental Chicago and the InterContinental Miami, for a combined purchase price of $303.5 million, resulting in a total investment (including capital expenditure reserves and closing costs) by the Company of $263.5 million. In addition, the company executed $150 million in interest rate swaps, effectively fixing a portion of its floating rate indebtedness.

2005 Outlook

Given the solid portfolio performance of the first quarter, management is revising upward its previous earnings guidance for 2005, and anticipates that for the full year 2005 Adjusted EBITDA will be in the range of $116.1 million to $119.1 million, net income available to common shareholders will be in the range of $4.7 million to $7.0 million, and FFO per fully converted share will be in the range of $1.50 to $1.57.

The company expects North American same store RevPAR and Total RevPAR growth in the range of 5.5 percent to 7.5 percent. The company also expects that the improved margin growth demonstrated in the first quarter will be maintained throughout the remainder of the year.

The following tables reconcile projected 2005 net income to projected FFO and Adjusted EBITDA.

(in millions, except for per share data)	Low Range	High Range
Net income available to common shareholders	$4.7	$7.0
Depreciation and amortization	56.9	56.9
Realized portion of deferred gain on sale leasebacks	(4.6)	(4.6)
Deferred tax on realized portion of deferred gain	1.4	1.4
Minority interest	3.3	4.0
Adjustments from unconsolidated affiliates	2.7	2.7

Funds from Operations (FFO)	$64.4	$67.4
FFO per Share (fully converted)	$1.50	$1.57

(in millions, except for per share data)	Low Range	High Range
Net income available to common shareholders	$4.7	$7.0
Depreciation and amortization	56.9	56.9
Interest expense	39.2	39.2
Preferred shareholder dividend	6.7	6.7
Income taxes	4.3	4.3
Minority interests	3.3	4.0
Adjustments from unconsolidated affiliates	5.6	5.6
Realized portion of deferred gain on sale leasebacks	(4.6)	(4.6)

Adjusted EBITDA	$116.1	$119.1

For the second quarter 2005, management anticipates that adjusted EBITDA will be in the range of $34.0 million to $35.0 million, net income available to common shareholders will be in the range of $3.1 million to $3.9 million, and FFO per fully converted share will be in the range of

$0.48 to $0.51. North American same store RevPAR growth is expected to be in the range of 6.5 percent and 7.5 percent, and North American same store Total RevPAR growth of between 7.0 percent and 7.5 percent. The following tables reconcile projected second quarter 2005 net income to projected FFO and Adjusted EBITDA.

(in millions, except for per share data)	Low Range	High Range
Net income available to common shareholders	$3.1	$3.9
Depreciation and amortization	14.7	14.7
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)
Deferred tax on realized portion of deferred gain	0.3	0.3
Minority interest	1.6	1.8
Adjustments from unconsolidated affiliates	0.7	0.7

Funds from Operations (FFO)	$19.3	$20.3
FFO per Share (fully converted)	$0.48	$0.51

(in millions, except for per share data)	Low Range	High Range
Net income available to common shareholders	$3.1	$3.9
Depreciation and amortization	14.7	14.7
Interest expense	10.8	10.8
Preferred shareholder dividend	2.1	2.1
Income taxes	1.2	1.2
Minority interests	1.6	1.8
Adjustments from unconsolidated affiliates	1.6	1.6
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)

Adjusted EBITDA	$34.0	$35.0

Earnings Call

The company will conduct its quarterly conference call for investors and other interested parties on Wednesday, May 11, 2005 at 11:00 a.m. Eastern Time (ET). Interested individuals are invited to listen to the call by telephone at 800-822-4794. To participate on the webcast, log on to www.shci.com or www.earnings.com 15 minutes before the call to download the necessary software.

The company also produces supplemental financial data that includes detailed information regarding the operating results. This supplemental data is considered an integral part of this earnings release and together with the release, is available on the Strategic Hotel Capital website at http://www.shci.com. in the investor relations section.

About the Company

Strategic Hotel Capital, Inc., is a real estate investment trust (REIT) which owns and asset manages high-end hotels and resorts. The company has ownership interests in 17 properties with an aggregate of 7,640 rooms. For further information, please visit the company’s website at www.shci.com.

This press release contains forward-looking statements about Strategic Hotel Capital, Inc. (the “Company”). Except for historical information, the matters discussed in this press release are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include but are not limited to the following: rising interest rates; availability of capital; ability to obtain or refinance debt; cash available for capital expenditures; competition; demand for hotel rooms in our current and proposed market areas; economic conditions generally and in the real estate market specifically; the effect of threats of terrorism and increased security precautions on travel patterns and hotel bookings; the outbreak of hostilities and international political instability; legislative or regulatory changes, including changes to laws governing the taxation of REITs; and changes in generally accepted accounting principles, policies and guidelines applicable to REITs.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this press release, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(UNAUDITED)

	Three Months Ended March 31,
	2005	2004
Revenues:
Rooms	$61,868	$85,146
Food and beverage	35,319	41,737
Other hotel operating revenue	12,278	13,669

	109,465	140,552
Lease revenue	4,071	6,579

Total revenues	113,536	147,131

Operating Costs and Expenses:
Rooms	13,261	21,496
Food and beverage	24,985	32,520
Other departmental expenses	29,881	38,370
Management fees	4,266	5,120
Other property level expenses	6,376	9,260
Lease expense	3,573	—
Depreciation and amortization	10,587	20,151
Corporate expenses	4,757	6,523

Total operating costs and expenses	97,686	133,440

Operating income	15,850	13,691
Interest expense	(7,482)	(25,255)
Interest income	292	524
Gain on early extinguishment of debt	—	2,188
Other income, net	1,662	1,195

Income (loss) before income taxes, minority interests and discontinued operations	10,322	(7,657)
Income tax expense	(1,020)	(246)
Minority interests	(2,203)	(86)

Income (loss) from continuing operations	7,099	(7,989)
Income from discontinued operations	—	75,662

Net income	7,099	67,673
Preferred shareholder dividend	(349)	—

Net income available to common shareholders	$6,750	$67,673

Basic Earnings Per Share:
Income (loss) from continuing operations per share	$0.22	$(0.42)
Income from discontinued operations per share	—	3.96

Net income available to common shareholders per share	$0.22	$3.54

Basic weighted-average common shares outstanding	30,247	19,112

Diluted Earnings Per Share:
Income (loss) from continuing operations per share	$0.22	$(0.42)
Income from discontinued operations per share	—	3.96

Net income available to common shareholders per share	$0.22	$3.54

Diluted weighted-average common shares outstanding	30,357	19,112

Our condensed consolidated statements of operations for the three months ended March 31, 2004 include the results of the 14 hotel interests currently owned and leased by the company as of March 31, 2005 and 2004, as well as the results of seven other hotels, which were distributed out of the company on June 29, 2004 in connection with the IPO and in which the company no longer has an ownership interest.

Condensed Consolidated Balance Sheets

(in thousands, except share data)

(UNAUDITED)

	March 31, 2005	December 31, 2004
Assets
Property and equipment	$955,043	$952,717
Less accumulated depreciation	(232,214)	(222,150)

Net property and equipment	722,829	730,567

Goodwill	66,626	66,438
Intangible assets (net of accumulated amortization of $139 and $87, respectively)	1,561	1,613
Investment in hotel joint ventures	11,770	12,060
Cash and cash equivalents	84,325	40,071
Restricted cash and cash equivalents	24,438	26,979
Accounts receivable (net of allowance for doubtful accounts of $497 and $361, respectively)	23,364	21,056
Deferred financing costs (net of accumulated amortization of $2,141 and $1,420, respectively)	10,468	11,178
Other assets	85,302	80,388

Total assets	$1,030,683	$990,350

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$488,634	$489,140
Bank credit facility	—	54,000
Accounts payable and accrued expenses	59,658	58,946
Distributions payable	9,075	8,709
Deferred fees on management contracts	2,290	2,333
Deferred gain on sale of hotels	112,785	119,616

Total liabilities	672,442	732,744
Minority interests	61,760	61,053
Shareholders’ equity:
8.5% Series A Cumulative Redeembable Preferred Shares ($0.01 par value; 4,000,000 Shares issued and outstanding; liquidation preference $25.00 per share)	97,540	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 30,068,142 and 30,035,701 common shares issued and outstanding, respectively)	301	300
Additional paid-in capital	484,722	483,691
Deferred compensation	(2,985)	(1,731)
Accumulated deficit	(264,774)	(271,873)
Accumulated distributions to shareholders	(20,483)	(13,447)
Accumulated other comprehensive income (loss)	2,160	(387)

Total shareholders’ equity	296,481	196,553

Total liabilities and shareholders’ equity	$1,030,683	$990,350

REIT Hotel Statements of Operations (a)

(in thousands, except per share data)

	Three Months Ended March 31,
	2005	2004
REIT Hotel Revenues:
Rooms	$61,868	$49,125
Food and beverage	35,319	25,284
Other hotel operating revenue	12,278	9,492

	109,465	83,901
Lease revenue (b)	4,071	5,681

REIT hotel revenues	113,536	89,582

REIT Hotel Expenses:
Rooms	13,261	9,915
Food and beverage	24,985	18,208
Other departmental expenses	29,881	23,193
Management fees	4,266	3,779
Other property level expenses	6,376	4,302
Lease expense	3,573	—

REIT hotel expenses	82,342	59,397

REIT Hotel Adjusted Operating Income	31,194	30,185

Interest expense, net	(7,190)	(13,522)
Gain on early extinguishment of debt	—	2,188
Other income, net (c)	412	1,195

Income before income taxes and minority interests	24,416	20,046

Income tax expense	(1,020)	(246)
Minority interests	(2,203)	(86)

REIT Hotel Income	21,193	19,714

REIT depreciation and amortization	(10,587)	(10,041)
Corporate expenses	(4,757)	(6,523)
Asset management fees related to distributed assets	1,250	—
Non-REIT hotel results, net	—	(11,139)
Income from discontinued operations	—	75,662

Net Income	$7,099	$67,673

(a) REIT hotel operating data above excludes the results of operations of the distributed assets that are required to be included in GAAP financial statement presentations prior to the date of the IPO because we are deemed to have continuing involvement as a result of our agreement to asset manage those assets. As a result, we have presented only REIT hotel operating results and a reconciliation of REIT hotel income to net income, the most directly comparable GAAP measure.

REIT hotel operating results are presented because we believe that it most fairly represents comparable period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. Because of the elimination of the non-REIT hotel operations, the REIT hotel operating results do not represent our total revenues, expenses or operating profit in accordance with GAAP. These results should be considered in combination with our GAAP financial statements by investors when evaluating our performance.

(b) Until March 1, 2004, the Hamburg Marriott was accounted for under the equity method. After March 1, 2004, when we acquired our joint venture partner’s 65% leasehold interest in the property, we record lease revenue for the Hamburg Marriott. Lease revenue for the three months ended March 31, 2004 includes revenues from the Hyatt Regency New Orleans until June 29, 2004 when we converted the Hyatt Regency New Orleans lease to a management agreement. Prior to June 29, 2004, the Paris Marriott Champs Elysees was accounted for as a finance obligation and we consolidated its results because of a continuing involvement in supporting the financing of the property through a collateralized guarantee. On June 29, 2004, we recorded a sale and leaseback related to the Paris Marriott Champs Elysees. Subsequent to June 29, 2004, we earn only lease revenue from the Hamburg Marriott and the Paris Marriott Champs Elysees.

(c) Other income, net includes our equity in earnings or losses of our investment in the Prague hotel joint venture for the three months ended March 31, 2005 and 2004. Earnings or losses from our investment in the Hamburg Marriott hotel joint venture are included in the three months ended March 31, 2004 until the acquisition of our joint venture partner’s interest in the property on March 1, 2004.

Non-GAAP Financial Measures

In addition to REIT hotel income, four other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations, or FFO; Fully Converted FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; and Adjusted EBITDA. Reconciliation of these measures to net income, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income under GAAP. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present Fully Converted FFO, which is FFO plus convertible debt interest expense and minority interest expense on convertible minority interests. We believe that the presentation of FFO and Fully Converted FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA for 2005 and 2004 is presented on a full participation basis, which means we have assumed conversion of all minority interests into the Company’s common shares. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale-leasebacks. We believe EBITDA and Adjusted EBITDA are useful to an investor in evaluating our operating performance because they provide investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Adjusted EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net income, and provide an explanatory description by footnote of the items excluded from FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA.

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(in thousands)

	Three Months Ended March 31,
	2005	2004
Net income available to common shareholders	$6,750	$67,673
Depreciation and amortization - continuing operations	10,587	20,151
Interest expense - continuing operations	7,482	25,255
Interest expense - discontinued operations	—	577
Income taxes	1,078	179
Minority interests	2,203	86
Adjustments from unconsolidated affiliates	936	1,486
Preferred shareholder dividend	349	—

EBITDA (a)	29,385	115,407
Realized portion of deferred gain on sale leasebacks	(1,142)	—

Adjusted EBITDA (a)	$28,243	$115,407

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income because these gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands).

•	Gain on extinguishment of debt from continuing operations amounted to $2,188 for the three months ended March 31, 2004.

•	Gain on sale of assets from discontinued operations amounted to $75,982 for the three months ended March 31, 2004.

Reconciliation of Net Income to Funds From Operations (FFO) and FFO – Fully Converted

(in thousands)

	Three Months Ended March 31,
	2005	2004
Net income available to common shareholders	$6,750	$67,673
Depreciation and amortization - continuing operations	10,587	20,151
Gain on sale of assets - discontinued operations	—	(75,982)
Realized portion of deferred gain on sale leasebacks	(1,142)	—
Deferred tax expense on realized portion of deferred gain on sale leasebacks	344	—
Minority interests adjustments	(2,629)	—
Adjustments from unconsolidated affiliates	510	971

FFO (a)	14,420	12,813
Convertible debt interest expense	—	2,053
Convertible minority interests	4,832	86

FFO - Fully Converted (a)	$19,252	$14,952

(a)	FFO has not been adjusted for the gain on extinguishment of debt from continuing operations totaling $2,188 for the three months ended March 31, 2004 included in net income because this gain occurred during the prior two years.

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable year-over-year basis. Adjustments include (i) exclusion of Ritz-Carlton Half Moon Bay’s results; (ii) presentation of Hyatt Regency New Orleans without the effect of the operating lease that was in place prior to June 2004; and (iii) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2005)

9 Properties

4,710 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$157.44	$152.06	3.5%
Average Occupancy	72.1%	70.3%	1.8	pts
RevPAR	$113.54	$106.93	6.2%
Property EBITDA Margin	29.0%	27.6%	1.4	pts

Mexican Hotels (as of March 31, 2005)
2 Properties
380 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$442.55	$419.86	5.4%
Average Occupancy	72.3%	72.5%	(0.2	) pts
RevPAR	$319.75	$304.43	5.0%
Property EBITDA Margin	37.5%	38.8%	(1.3	) pts

Total North American Hotels (as of March 31, 2005)
11 Properties
5,090 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$179.18	$173.02	3.6%
Average Occupancy	72.1%	70.5%	1.6	pts
RevPAR	$129.24	$121.95	6.0%
Property EBITDA Margin	30.5%	29.6%	0.9	pts

European Hotels (as of March 31, 2005)
3 Properties
841 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$215.27	$198.34	8.5%
Average Occupancy	69.8%	69.2%	0.6	pts
RevPAR	$150.21	$137.27	9.4%
Property EBITDA Margin	30.7%	32.5%	(1.8	) pts

Strategic Hotel Capital, Inc.

Supplemental Information

March 31, 2005

Strategic Hotel Capital, Inc.

Supplemental Information

March 31, 2005

TABLE OF CONTENTS

PAGE
CORPORATE INFORMATION
The Company	3
Board of Directors and Executive Officers	4
Equity Research Coverage	5

FINANCIAL HIGHLIGHTS
Supplemental Financial Data	6
Condensed Consolidated Statements of Operations	7
Condensed Consolidated Balance Sheets	8
REIT Hotel Statements of Operations	9-10
Discontinued Operations	11
Non-GAAP Financial Measures	12
Reconciliation of Net Income to EBITDA and Adjusted EBITDA	13
Reconciliation of Net Income to Funds From Operations (FFO) and FFO - Fully Converted	14
Debt Summary	15

PORTFOLIO DATA
Portfolio at March 31, 2005	16
Seasonality by Geographic Region	17
Operating Statistics by Geographic Region	18-19
Selected Financial and Operating Information by Property	20-24
Reconciliation of Property EBITDA to EBITDA	25

Supplemental Information March 31, 2005

CORPORATE INFORMATION

The Company

Strategic Hotel Capital, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 15 properties totaling 6,192 rooms. Subsequent to the end of the first quarter, we purchased controlling interests in two hotels totaling 1,390 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotel Capital, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol SLH.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

33

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contact:	At Financial Relations Board:
James Mead	Georganne Palffy
Chief Financial Officer	Financial Relations Board
(312) 658-5000	(312) 640-6768

Supplemental Information March 31, 2005

Board of Directors and Executive Officers

John C. Deterding

Chairman of the Board and Chairman of the Corporate Governance and Nominating Committee

Laurence S. Geller

President, Chief Executive Officer and Director

Robert P. Bowen

Director and Chairman of the Audit Committee

Thomas A. Hassard

Director

Robert J. Watson

Director and Chairman of the Compensation Committee

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Senior Vice President — Asset Management

Monte J. Huber

Vice President, Controller, and Treasurer (Principal Accounting Officer)

Paula C. Maggio

Vice President, Secretary and General Counsel

Supplemental Information March 31, 2005

Equity Research Coverage

Firm	Analyst	Telephone
Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Deutsche Bank North America	Marc Falcone	(212) 250-7417

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

Raymond James & Associates	William Crow	(727) 567-2594

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotel Capital is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotel Capital's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotel Capital or its management. Strategic Hotel Capital does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Information March 31, 2005

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

March 31, 2005
Capitalization
Common shares outstanding	30,068
Units outstanding	9,402
Restricted stock units outstanding	497

Combined shares and units outstanding	39,967
Common stock price at end of period	$14.70

Common equity capitalization	$587,515
Preferred equity capitalization	100,000
Consolidated debt	488,634
Pro rata share of unconsolidated debt	32,444
Cash and cash equivalents	(84,325)

Total enterprise value	$1,124,268

Dividends Per Share
Common dividends declared (holders of record on March 31, 2005):	$0.22

Supplemental Information Three Months Ended March 31, 2005 and 2004

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(UNAUDITED)

	Three Months Ended March 31,
	2005	2004
Revenues:
Rooms	$61,868	$85,146
Food and beverage	35,319	41,737
Other hotel operating revenue	12,278	13,669

	109,465	140,552
Lease revenue	4,071	6,579

Total revenues	113,536	147,131

Operating Costs and Expenses:
Rooms	13,261	21,496
Food and beverage	24,985	32,520
Other departmental expenses	29,881	38,370
Management fees	4,266	5,120
Other property level expenses	6,376	9,260
Lease expense	3,573	—
Depreciation and amortization	10,587	20,151
Corporate expenses	4,757	6,523

Total operating costs and expenses	97,686	133,440

Operating income	15,850	13,691
Interest expense	(7,482)	(25,255)
Interest income	292	524
Gain on early extinguishment of debt	—	2,188
Other income, net	1,662	1,195

Income (loss) before income taxes, minority interests and discontinued operations	10,322	(7,657)
Income tax expense	(1,020)	(246)
Minority interests	(2,203)	(86)

Income (loss) from continuing operations	7,099	(7,989)
Income from discontinued operations	—	75,662

Net income	7,099	67,673
Preferred shareholder dividend	(349)	—

Net income available to common shareholders	$6,750	$67,673

Basic Earnings Per Share:
Income (loss) from continuing operations per share	$0.22	$(0.42)
Income from discontinued operations per share	—	3.96

Net income available to common shareholders per share	$0.22	$3.54

Basic weighted-average common shares outstanding	30,247	19,112

Diluted Earnings Per Share:
Income (loss) from continuing operations per share	$0.22	$(0.42)
Income from discontinued operations per share	—	3.96

Net income available to common shareholders per share	$0.22	$3.54

Diluted weighted-average common shares outstanding	30,357	19,112

Our condensed consolidated statements of operations for the three months ended March 31, 2004 include the results of the 14 hotel interests owned and leased by the company as of March 31, 2005 and 2004, as well as the results of seven other hotels, which were distributed out of the company on June 29, 2004 in connection with the IPO and in which the company no longer has an ownership interest.

Supplemental Information March 31, 2005 and December 31, 2004

Condensed Consolidated Balance Sheets

(in thousands, except share data)

(UNAUDITED)

	March 31, 2005	December 31, 2004
Assets
Property and equipment	$955,043	$952,717
Less accumulated depreciation	(232,214)	(222,150)

Net property and equipment	722,829	730,567

Goodwill	66,626	66,438
Intangible assets (net of accumulated amortization of $139 and $87, respectively)	1,561	1,613
Investment in hotel joint ventures	11,770	12,060
Cash and cash equivalents	84,325	40,071
Restricted cash and cash equivalents	24,438	26,979
Accounts receivable (net of allowance for doubtful accounts of $497 and $361, respectively)	23,364	21,056
Deferred financing costs (net of accumulated amortization of $2,141 and $1,420, respectively)	10,468	11,178
Other assets	85,302	80,388

Total assets	$1,030,683	$990,350

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$488,634	$489,140
Bank credit facility	—	54,000
Accounts payable and accrued expenses	59,658	58,946
Distributions payable	9,075	8,709
Deferred fees on management contracts	2,290	2,333
Deferred gain on sale of hotels	112,785	119,616

Total liabilities	672,442	732,744
Minority interests	61,760	61,053
Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares ($0.01 par value; 4,000,000 Shares issued and outstanding; liquidation preference $25.00 per share)	97,540	—
Common shares ($0.01 par value; 150,000,000 common shares authorized; 30,068,142 and 30,035,701 common shares issued and outstanding, respectively)	301	300
Additional paid-in capital	484,722	483,691
Deferred compensation	(2,985)	(1,731)
Accumulated deficit	(264,774)	(271,873)
Accumulated distributions to shareholders	(20,483)	(13,447)
Accumulated other comprehensive income (loss)	2,160	(387)

Total shareholders’ equity	296,481	196,553

Total liabilities and shareholders’ equity	$1,030,683	$990,350

Supplemental Information Three Months Ended March 31, 2005 and 2004

REIT Hotel Statements of Operations (a)

(in thousands, except per share data)

	Three Months Ended March 31,
	2005	2004
REIT Hotel Revenues:
Rooms	$61,868	$49,125
Food and beverage	35,319	25,284
Other hotel operating revenue	12,278	9,492

	109,465	83,901
Lease revenue (b)	4,071	5,681

REIT hotel revenues	113,536	89,582

REIT Hotel Expenses:
Rooms	13,261	9,915
Food and beverage	24,985	18,208
Other departmental expenses	29,881	23,193
Management fees	4,266	3,779
Other property level expenses	6,376	4,302
Lease expense	3,573	—

REIT hotel expenses	82,342	59,397

REIT Hotel Adjusted Operating Income	31,194	30,185

Interest expense, net	(7,190)	(13,522)
Gain on early extinguishment of debt	—	2,188
Other income, net (c)	412	1,195

Income before income taxes and minority interests	24,416	20,046

Income tax expense	(1,020)	(246)
Minority interests	(2,203)	(86)

REIT Hotel Income	21,193	19,714

REIT depreciation and amortization	(10,587)	(10,041)
Corporate expenses	(4,757)	(6,523)
Asset management fees related to distributed assets	1,250	—
Non-REIT hotel results, net	—	(11,139)
Income from discontinued operations	—	75,662

Net Income	$7,099	$67,673

Supplemental Information Three Months Ended March 31, 2005 and 2004
(a)	REIT hotel operating data above excludes the results of operations of the distributed assets that are required to be included in GAAP financial statement presentations prior to the date of the IPO because we are deemed to have continuing involvement as a result of our agreement to asset manage those assets. As a result, we have presented only REIT hotel operating results and a reconciliation of REIT hotel income to net income, the most directly comparable GAAP measure.

REIT hotel operating results are presented because we believe that it most fairly represents comparable period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. Because of the elimination of the non-REIT hotel operations, the REIT hotel operating results do not represent our total revenues, expenses or operating profit in accordance with GAAP. These results should be considered in combination with our GAAP financial statements by investors when evaluating our performance.

(b)	Until March 1, 2004, the Hamburg Marriott was accounted for under the equity method. After March 1, 2004 when we acquired our joint venture partner’s 65% leasehold interest in the property, we record lease revenue for the Hamburg Marriott. Lease revenue for the three months ended March 31, 2004 includes revenues from the Hyatt Regency New Orleans until June 29, 2004 when we converted the Hyatt Regency New Orleans lease to a management agreement. Prior to June 29, 2004, the Paris Marriott Champs Elysees was accounted for as a finance obligation and we consolidated its results because of a continuing involvement in supporting the financing of the property through a collateralized guarantee. On June 29, 2004, we recorded a sale and leaseback related to the Paris Marriott Champs Elysees. Subsequent to June 29, 2004, we earn only lease revenue from the Hamburg Marriott and the Paris Marriott Champs Elysees.

(c)	Other income, net includes our equity in earnings or losses of our investments in the Prague hotel joint venture for the three months ended March 31, 2005 and 2004. Earnings or losses from our investment in the Hamburg Marriott hotel joint venture are included in the three months ended March 31, 2004 until the acquisition of our joint venture partner’s interest in the property on March 1, 2004.

Supplemental Information Three Months Ended March 31, 2005 and 2004

Discontinued Operations

(in thousands)

On February 6, 2004, the Company sold its hotel located in Washington, D.C. that was held for sale as of December 31, 2003. The following is a summary of income from discontinued operations for the three months ended March 31, 2005 and 2004:

	Three Months Ended March 31,
	2005	2004
Lease revenue	$—	$257
Interest expense	—	(577)
Gain on sale of assets	—	75,982

Income from discontinued operations	$—	$75,662

Supplemental Information March 31, 2005

Non-GAAP Financial Measures

In addition to REIT hotel income, four other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations, or FFO; Fully Converted FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization, or EBITDA; and Adjusted EBITDA. Reconciliation of these measures to net income, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income under GAAP. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding gains (or losses) from sales of property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present Fully Converted FFO, which is FFO plus convertible debt interest expense and minority interest expense on convertible minority interests. We believe that the presentation of FFO and Fully Converted FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA for 2005 and 2004 is presented on a full participation basis, which means we have assumed conversion of all minority interests into the Company’s common shares. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We believe EBITDA and Adjusted EBITDA are useful to an investor in evaluating our operating performance because they provide investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Adjusted EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial performance measure, which is net income, and provide an explanatory description by footnote of the items excluded from FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA.

Supplemental Information Three Months Ended March 31, 2005 and 2004

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(in thousands)

	Three Months Ended March 31,
	2005	2004
Net income available to common shareholders	$6,750	$67,673
Depreciation and amortization - continuing operations	10,587	20,151
Interest expense - continuing operations	7,482	25,255
Interest expense - discontinued operations	—	577
Income taxes	1,078	179
Minority interests	2,203	86
Adjustments from unconsolidated affiliates	936	1,486
Preferred shareholder dividend	349	—

EBITDA (a)	29,385	115,407
Realized portion of deferred gain on sale leasebacks	(1,142)	—

Adjusted EBITDA (a)	$28,243	$115,407

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income because these gains have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands).

•	Gain on extinguishment of debt from continuing operations amounted to $2,188 for the three months ended March 31, 2004.

•	Gain on sale of assets from discontinued operations amounted to $75,982 for the three months ended March 31, 2004.

Supplemental Information Three Months Ended March 31, 2005 and 2004

Reconciliation of Net Income to Funds From Operations (FFO) and FFO - Fully Converted

(in thousands)

	Three Months Ended March 31,
	2005	2004
Net income available to common shareholders	$6,750	$67,673
Depreciation and amortization - continuing operations	10,587	20,151
Gain on sale of assets - discontinued operations	—	(75,982)
Realized portion of deferred gain on sale leasebacks	(1,142)	—
Deferred tax expense on realized portion of deferred gain on sale leasebacks	344	—
Minority interests adjustments	(2,629)	—
Adjustments from unconsolidated affiliates	510	971

FFO (a)	14,420	12,813
Convertible debt interest expense	—	2,053
Convertible minority interests	4,832	86

FFO - Fully Converted (a)	$19,252	$14,952

(a)	FFO has not been adjusted for the gain on extinguishment of debt from continuing operations totaling $2,188 for the three months ended March 31, 2004 included in net income because this gain occurred during the prior two years.

Supplemental Information March 31, 2005

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate		Spread to LIBOR	Loan Amount	Maturity Date
Bank credit facility	14	6.26	% (a)	295 bp	$—	June 2007
CMBS Floating Rate	9	4.22%		141 bp	275,000	Sept. 2006
CMBS Fixed Rate	3	5.43%		Fixed	206,716	July 2011
Other debt	1	5.69%		300 bp	6,918	May 2014

					$488,634

(a)	Represents the weighted average interest rate.

Caps	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Floating Rate Cap	5.00%	$104,000	July 2006
CMBS Floating Rate Additional Cap	5.00%	$75,000	Sept. 2006

Swap	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
CMBS Floating Rate Swap	3.62%	$96,000	June 2007

At March 31, 2005, future scheduled debt principal payments (including extension option) are as follows (in thousands):

Years ended December 31,	Amounts
2005	$2,036
2006	2,903
2007	3,067
2008	3,209
2009	278,421
Thereafter	198,998

Total	$488,634

Financing transactions in 2005:

On March 22, 2005, we amended the interest rate on the bank credit facility. Prior to the amendment, interest was payable monthly at either a base rate plus a spread of 2.50% or LIBOR plus a spread of 3.75%. Subsequent to the amendment, interest is payable monthly at either a base rate plus a spread of 1.70% or LIBOR plus a spread of 2.95%.

Supplemental Information March 31, 2005

PORTFOLIO DATA

Portfolio at March 31, 2005

Hotel	Location	Number of Rooms	% of Total Rooms	% of Q1 2005 Property EBITDA
United States:
Hyatt Regency New Orleans	New Orleans, LA	1,184	20%	18%
Hyatt Regency Phoenix	Phoenix, AZ	712	11%	16%
Hilton Burbank Airport and Convention Center	Burbank, CA	488	8%	7%
Marriott Rancho Las Palmas Resort	Rancho Mirage, CA	444	7%	8%
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	7%	7%
Marriott Schaumburg	Schaumburg, IL	398	6%	2%
Marriott Lincolnshire Resort	Lincolnshire, IL	390	6%	3%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	6%	10%
Embassy Suites Lake Buena Vista Resort	Orlando, FL	333	5%	5%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	4%	2%

Total United States		4,971	80%	78%

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	4%	4%
Four Seasons Punta Mita Resort	Punta Mita, Mexico	140	2%	16%

Total Mexican		380	6%	20%

European:
InterContinental Prague (a)	Prague, Czech Republic	372	6%	2%
Marriott Hamburg (b)	Hamburg, Germany	277	5%	N/A
Paris Marriott Champs Elysees (c)	Paris, France	192	3%	N/A

Total European		841	14%	2%

		6,192	100%	100%

(a)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in other income, net in our consolidated statements of operations. The percentage of property EBITDA above has been calculated based on our 35% ownership.
(b)	On March 1, 2004, we acquired the 65% interest we did not previously own in the joint venture that leases the Hamburg Marriott. On June 29, 2004, we eliminated the collateralized guarantee on the sale leaseback related to the property and no longer have continuing involvement which required treating the transaction as a financing. Accordingly, a sale of the Hamburg Marriott was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense. Since we only have a leasehold interest in this property, we have not included it in the percentage of Property EBITDA calculation above.
(c)	On June 29, 2004, we eliminated the collateralized guarantee related to the Paris Marriott Champs Elysees and no longer have continuing involvement as defined by generally accepted accounting principles. Accordingly, a sale of the Paris Marriott Champs Elysees was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense. Since we only have a leasehold interest in this property, we have not included it in the percentage of Property EBITDA calculation above.

Supplemental Information Four Quarters Ended March 31, 2005

Seasonality by Geographic Region

Revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Ritz-Carlton Half Moon Bay’s partial year results; (ii) presentation of Hyatt Regency New Orleans without the effect of the operating lease that was in place prior to June 2004; and (iii) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2005)

9 Properties

4,710 Rooms

	Three Months Ended				Total
	June 2004	September 2004	December 2004	March 31, 2005
Total revenues	$72,522	$63,119	$76,164	$82,734	$294,539
Seasonality %	24.6%	21.4%	25.9%	28.1%	100.0%

Mexican Hotels (as of March 31, 2005)

2 Properties

380 Rooms

	Three Months Ended				Total
	June 2004	September 2004	December 2004	March 31, 2005
Total revenues	$13,874	$10,222	$15,064	$17,085	$56,245
Seasonality %	24.7%	18.2%	26.8%	30.3%	100.0%

Total North American Hotels (as of March 31, 2005)

11 Properties

5,090 Rooms

	Three Months Ended				Total
	June 2004	September 2004	December 2004	March 31, 2005
Total revenues	$86,396	$73,341	$91,228	$99,819	$350,784
Seasonality %	24.6%	20.9%	25.9%	28.6%	100.0%

European Hotels (as of March 31, 2005)

3 Properties

841 Rooms

	Three Months Ended				Total
	June 2004	September 2004	December 2004	March 31, 2005
Total revenues	$21,710	$23,010	$19,999	$16,708	$81,427
Seasonality %	26.7%	28.3%	24.6%	20.4%	100.0%

Supplemental Information Three Months Ended March 31, 2005 and 2004

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable year-over-year basis. Adjustments include (i) exclusion of Ritz-Carlton Half Moon Bay’s results; (ii) presentation of Hyatt Regency New Orleans without the effect of the operating lease that was in place prior to June 2004; and (iii) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2005)

9 Properties

4,710 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$157.44	$152.06	3.5%
Average Occupancy	72.1%	70.3%	1.8	pts
RevPAR	$113.54	$106.93	6.2%
Property EBITDA Margin	29.0%	27.6%	1.4	pts

Mexican Hotels (as of March 31, 2005)

2 Properties

380 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$442.55	$419.86	5.4%
Average Occupancy	72.3%	72.5%	(0.2	)pts
RevPAR	$319.75	$304.43	5.0%
Property EBITDA Margin	37.5%	38.8%	(1.3	)pts

Total North American Hotels (as of March 31, 2005)

11 Properties

5,090 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$179.18	$173.02	3.6%
Average Occupancy	72.1%	70.5%	1.6	pts
RevPAR	$129.24	$121.95	6.0%
Property EBITDA Margin	30.5%	29.6%	0.9	pts

Supplemental Information Three Months Ended March 31, 2005 and 2004

European Hotels (as of March 31, 2005)

3 Properties

841 Rooms

	Three Months Ended March 31,
	2005	2004	Change
Average Daily Rate	$215.27	$198.34	8.5%
Average Occupancy	69.8%	69.2%	0.6	pts
RevPAR	$150.21	$137.27	9.4%
Property EBITDA Margin	30.7%	32.5%	(1.8	)pts

Supplemental Information Three Months Ended March 31, 2005 and 2004

Selected Financial and Operating Information by Property

The following tables present selected financial and operating information by property for the three months ended March 31, 2005 and 2004. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended March 31,
	2005	2004	% Change
	(in thousands, except selected operating information)
HYATT REGENCY NEW ORLEANS

Selected Financial Information (For purposes of comparison, we have provided financial information for this property as if the hotel was subject to a management agreement (it was on a lease prior to June 2004)):

Total revenues	$17,657	$16,715	5.6%
Property EBITDA	$5,783	$5,344	8.2%

Selected Operating Information:
Rooms	1,184	1,184	—
Average occupancy	64.1%	64.5%	(0.4	)pts
ADR	$153.09	$152.39	0.5%
RevPAR	$98.11	$98.35	(0.2)%
Total RevPAR	$165.70	$155.13	6.8%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$12,824	$12,665	1.3%
Property EBITDA	$5,106	$5,414	(5.7)%

Selected Operating Information:
Rooms	712	712	—
Average occupancy	81.6%	75.4%	6.2	pts
ADR	$155.29	$162.93	(4.7)%
RevPAR	$126.68	$122.91	3.1%
Total RevPAR	$204.72	$195.47	4.7%

HILTON BURBANK AIRPORT AND CONVENTION CENTER
Selected Financial Information:
Total revenues	$6,920	$6,265	10.5%
Property EBITDA	$2,230	$1,977	12.8%

Selected Operating Information:
Rooms	488	488	—
Average occupancy	75.1%	69.9%	5.2	pts
ADR	$121.02	$115.07	5.2%
RevPAR	$90.83	$80.47	12.9%
Total RevPAR	$157.55	$141.08	11.7%

Supplemental Information Three Months Ended March 31, 2005 and 2004

	Three Months Ended March 31,
	2005	2004	% Change
	(in thousands, except selected operating information)
MARRIOTT RANCHO LAS PALMAS RESORT
Selected Financial Information:
Total revenues	$10,800	$10,493	2.9%
Property EBITDA	$2,479	$2,293	8.1%

Selected Operating Information:
Rooms	444	444	—
Average occupancy	75.4%	76.3%	(0.9	)pts
ADR	$188.02	$180.59	4.1%
RevPAR	$141.70	$137.82	2.8%
Total RevPAR	$289.58	$281.33	2.9%

HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$9,230	$7,653	20.6%
Property EBITDA	$2,101	$1,108	89.6%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	76.7%	65.2%	11.5	pts
ADR	$162.32	$157.43	3.1%
RevPAR	$124.47	$102.67	21.2%
Total RevPAR	$244.76	$200.71	21.9%

MARRIOTT SCHAUMBURG
Selected Financial Information:
Total revenues	$3,260	$3,246	0.4%
Property EBITDA	$655	$425	54.1%

Selected Operating Information:
Rooms	398	398	—
Average occupancy	58.2%	57.5%	0.7	pts
ADR	$114.31	$109.91	4.0%
RevPAR	$66.56	$63.22	5.3%
Total RevPAR	$97.50	$97.10	0.4%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$7,441	$8,266	(10.0)%
Property EBITDA	$795	$920	(13.6)%

Selected Operating Information:
Rooms	390	390	—
Average occupancy	57.1%	71.5%	(14.4	)pts
ADR	$116.39	$99.94	16.5%
RevPAR	$66.47	$71.43	(6.9)%
Total RevPAR	$227.13	$252.31	(10.0)%

Supplemental Information Three Months Ended March 31, 2005 and 2004

	Three Months Ended March 31,
	2005	2004	% Change
	(in thousands, except selected operating information)
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,374	$9,269	11.9%
Property EBITDA	$3,321	$2,865	15.9%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	86.7%	80.7%	6.0	pts
ADR	$251.47	$238.34	5.5%
RevPAR	$217.90	$192.41	13.2%
Total RevPAR	$337.05	$297.84	13.2%

EMBASSY SUITES LAKE BUENA VISTA RESORT
Selected Financial Information:
Total revenues	$4,228	$3,826	10.5%
Property EBITDA	$1,553	$1,315	18.1%

Selected Operating Information:
Rooms	333	333	—
Average occupancy	83.8%	81.7%	2.1	pts
ADR	$145.75	$132.38	10.1%
RevPAR	$122.09	$108.15	12.9%
Total RevPAR	$141.07	$126.26	11.7%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$9,648	N/A	N/A
Property EBITDA	$489	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2004, average occupancy was 54.8%, ADR was $279.45, RevPAR was $153.25 and Total RevPAR was $370.93):
Rooms	261	N/A	N/A
Average occupancy	58.4%	N/A	N/A
ADR	$277.65	N/A	N/A
RevPAR	$162.04	N/A	N/A
Total RevPAR	$410.73	N/A	N/A

Supplemental Information Three Months Ended March 31, 2005 and 2004

	Three Months Ended March 31,
	2005	2004	% Change
	(in thousands, except selected operating information)
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$5,422	$5,686	(4.6)%
Property EBITDA	$1,208	$1,515	(20.3)%

Selected Operating Information:
Rooms	240	240	—
Average occupancy	63.9%	65.5%	(1.6	)pts
ADR	$225.10	$223.38	0.8%
RevPAR	$143.93	$146.35	(1.7)%
Total RevPAR	$251.01	$260.36	(3.6)%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$11,663	$10,940	6.6%
Property EBITDA	$5,199	$4,928	5.5%

Selected Operating Information:
Rooms	140	140	—
Average occupancy	86.5%	84.5%	2.0	pts
ADR	$718.11	$681.03	5.4%
RevPAR	$621.16	$575.40	8.0%
Total RevPAR	$925.64	$858.68	7.8%

Supplemental Information Three Months Ended March 31, 2005 and 2004

	Three Months Ended March 31,
	2005	2004	% Change
	(in thousands, except selected operating information)
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owns 35%):
Total revenues	$6,650	$5,514	20.6%
Property EBITDA	$2,192	$2,088	5.0%

Selected Operating Information:
Rooms	372	372	—
Average Occupancy	68.7%	62.9%	5.8	pts
ADR	$173.55	$155.44	11.7%
RevPAR	$119.29	$97.76	22.0%
Total RevPAR	$198.62	$162.90	21.9%

MARRIOTT HAMBURG
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owned 35% through March 2004):
Total revenues	$3,750	$4,179	(10.3)%
Property EBITDA	$1,279	$1,172	9.1%

Selected Operating Information:
Rooms	277	277	—
Average occupancy	67.3%	74.9%	(7.6	)pts
ADR	$150.85	$154.14	(2.1)%
RevPAR	$101.47	$115.40	(12.1)%
Total RevPAR	$150.42	$165.80	(9.3)%

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$6,308	$5,592	12.80%
Property EBITDA	$1,661	$1,713	(3.04)%

Selected Operating Information:
Rooms	192	192	—
Average occupancy	75.4%	73.3%	2.1	pts
ADR	$371.88	$334.80	11.1%
RevPAR	$280.44	$245.37	14.3%
Total RevPAR	$365.04	$320.04	14.1%

Supplemental Information Three Months Ended March 31, 2005 and 2004

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2005		2004
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hyatt Regency New Orleans	$5,783	$5,783	$5,344	$5,344
Hyatt Regency Phoenix	5,106	5,106	5,414	5,414
Hilton Burbank Airport and Convention Center	2,230	2,230	1,977	1,977
Marriott Rancho Las Palmas Resort	2,479	2,479	2,293	2,293
Hyatt Regency La Jolla at Aventine	2,101	2,101	1,108	1,108
Marriott Schaumburg	655	655	425	425
Marriott Lincolnshire Resort	795	795	920	920
Loews Santa Monica Beach Hotel	3,321	3,321	2,865	2,865
Embassy Suites Lake Buena Vista Resort	1,553	1,553	1,315	1,315
Ritz-Carlton Half Moon Bay	489	489	—	—
Four Seasons Mexico City	1,208	1,208	1,515	1,515
Four Seasons Punta Mita Resort	5,199	5,199	4,928	4,928
InterContinental Prague (a)	2,192	—	2,088	—
Marriott Hamburg (b)	1,279	37	1,172	337
Paris Marriott Champs Elysees (c)	1,661	237	1,713	1,745

	$36,051	$31,193	$33,077	$30,186

Adjustments:
Distributed Property EBITDA (see note on page 7)		$—		$10,179
Corporate expenses		(4,757)		(6,523)
Interest income		292		524
Gain on early extinguishment of debt		—		2,188
Other income, net		1,662		1,195
Income from discontinued operations		—		75,662
Adjustments from unconsolidated affiliates		936		1,486
Other adjustments		59		510

EBITDA		$29,385		$115,407

(a)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in other income, net in our consolidated statements of operations.
(b)	On March 1, 2004, we acquired the 65% interest we did not previously own in the joint venture that leases the Hamburg Marriott. On June 29, 2004, we eliminated the collateralized guarantee on the sale leaseback related to the property and no longer have continuing involvement which required treating the transaction as a financing. Accordingly, a sale of the Hamburg Marriott was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense.
(c)	On June 29, 2004, we eliminated the collateralized guarantee related to the Paris Marriott Champs Elysees and no longer have continuing involvement as defined by generally accepted accounting principles. Accordingly, a sale of the Paris Marriott Champs Elysees was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense.